                                  EXHIBIT 10.1

                                 WAVEPHORE, INC.

                      NON QUALIFIED STOCK OPTION AGREEMENT


         This OPTION AGREEMENT is made this 12th day of October, 1998, between WavePhore, Inc., an Indiana corporation (the "Company"), 3311 North 44th Street, Phoenix, AZ 85018, and David E. Deeds ("the Optionee"), 3311 North 44th Street, Phoenix, AZ 85018.

         In consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:


         1. GRANT OF OPTION. The Company hereby grants to the Optionee, subject to the terms and conditions hereinafter set forth, the right and option to purchase from the Company all or any part of an aggregate of 445,000 of the Company's Common Shares (the "Common Shares") at the purchase price of $4.125 per share (the "Shares"), such option to be exercised as hereinafter provided. The option (the "Option") is not intended to be, and will not be treated as, an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The number of Shares with respect to which the Option is exercisable, and the purchase price with respect to each Share to be acquired pursuant to the exercise of the Option herein granted, each are subject to adjustment under certain circumstances as more fully set forth in Section 6 hereof. The term "Common Shares" as used herein shall include any other class of stock or other securities resulting from any such adjustment.

         2. EXERCISE OF OPTION. The Option herein granted shall be exercisable as to all 445,000 shares commencing on October 12, 1998, and, to the extent that it has not theretofore been exercised, shall expire at 11:59 P.M., Mountain Time, on October 11, 2008.

         3. OPTION EXERCISE. The Option granted hereunder, to the extent then exercisable, may be exercised in whole or in any part, and may be exercised in part from time to time, all subject to the limitations on exercise set forth herein provided that no partial exercise of the Option shall be for an aggregate exercise price of less than $1,000 unless such partial exercise is for the last remaining unexercised portion of the Option. The partial exercise of the Option shall not cause the expiration, termination or cancellation of the remaining portion thereof. The Option may be exercised by delivering written notice, in the form attached hereto, to the principal office of the Company, to the attention of its Secretary, no less than one business day in advance of the effective date of the proposed exercise. Such notice shall be accompanied by this Option Agreement and shall specify the number of Common Shares with respect to which the Option is being exercised and the effective date of the proposed exercise, and shall be signed by the Optionee. The Optionee may withdraw such notice at any time prior to the close of business on the business day immediately preceding the effective date of the proposed exercise, in which case this Option Agreement shall be returned to the Optionee.

         4. PAYMENT OF THE PURCHASE PRICE. Payment for Common Shares to be purchased upon the exercise of the Option shall be made on the effective date of such exercise either (i) in cash, by certified check, bank cashier's check or wire transfer, or (ii) subject to the approval of the Company's Board of Directors (the "Board"), in Common Shares owned by the Optionee and valued at their Fair Market Value on the effective date of such exercise (determined in accordance with the method for establishing Fair Market Value as set forth below), or partly in Common Shares with the balance in cash, by certified check, bank cashier's check or wire transfer. Any payment in Common Shares shall be effected by the delivery of such Shares to the Secretary of the Company, duly endorsed in blank or accompanied by stock powers duly executed in blank, together with any other documents and evidences as the Secretary of the Company shall require from time to time.

         The "Fair Market Value of Common Shares with respect to any day shall be (i) the closing sale price on the immediately preceding business day of Common Shares as reported on the principal securities exchange on which Common shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System, or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Board. In the event that the price of Common Shares shall not be so reported, the Fair Market Value of Common Shares shall be determined by the Board in its absolute discretion.

         Provided that the Common Shares to be purchased upon exercise of the Option may be sold in compliance with applicable securities laws, the Option may be exercised by a broker-dealer acting on behalf of the Optionee if (i) the broker-dealer has received from the Optionee or the Company a fully-and-duly-endorsed agreement evidencing the Option and instructions signed by the Optionee requesting that the Company deliver the Common Shares subject to the Option to the broker-dealer on behalf of the Optionee and specifying the account into which such Shares should be deposited, (ii) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise and (iii) the broker-dealer and the Optionee have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR Part 220.

         Certificates for Common Shares purchased upon the exercise of the Option shall be issued in the name of the Optionee and delivered to the Optionee as soon as practicable following the effective date on which the Option is exercised.

         5. EFFECT OF TERMINATION AS EMPLOYEE. This Option shall not be subject to termination in the event that the Optionee's employment by the Company shall terminate.

         6. ADJUSTMENTS AND CORPORATE REORGANIZATIONS If the Company's Common Shares subject to this Option are increased or decreased, or changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit. No fractional share of stock shall be issued under this Option or in connection with any such adjustment. Such adjustment shall be made by or under the authority of the Company's Board of Directors whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

         7. INVESTMENT REPRESENTATIONS. The Optionee hereby represents, agrees and warrants to the Company that unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), is in effect as to shares purchased upon any exercise of the Option:

                  (a) Any and all Shares so purchased shall be acquired for the Optionee's personal account for investment only, and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act, any rule or regulation under the Securities Act, or any applicable state securities law.

                  (b) The Optionee has had such opportunity as the Optionee has deemed adequate to obtain from representatives of the Company such information as is necessary to permit the Optionee to evaluate the merits and risks of his investment in the Company.

                  (c) The Optionee is able to bear the economic risk of holding any Shares acquired pursuant to the exercise of the Option for an indefinite period.

         Upon each exercise of the Option, the Optionee shall be deemed to have reaffirmed, as of the date of such exercise, the representations made in this
Section 7.

         8. SECURITIES LAW MATTERS. As soon as practicable, Company shall register pursuant to the Securities Act all Shares which may be issued pursuant the Option and to effect similar compliance under any state securities laws. Notwithstanding anything to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing the Shares purchased pursuant to the Option unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with, and will not cause the Company to incur any liability under, any applicable federal, state or other laws, any other requirement of law, regulation of governmental authority or of any regulatory body having jurisdiction over the Company, and the requirements of any securities exchange on which the Common Shares are traded. The Company may, in its sole discretion, defer the effectiveness of any exercise of the Option in order to allow the issuance of Common Shares pursuant to the Option to be made pursuant to registration or an exemption from the registration or other methods for compliance available under federal or state securities laws. The Company shall inform the Optionee in writing of its decision to defer the effectiveness of the exercise of the Option. During the period that the effectiveness of the exercise of the Option has been deferred, the Optionee may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

         9. WITHHOLDING TAXES. The Company's obligation to deliver Shares upon exercise of the Option shall be subject to the Optionee's satisfaction of all applicable federal, state and local tax withholding requirements.

         At the election of the Optionee, and subject to the approval of the Board, when Common Shares are to be issued upon the exercise of the Option, in lieu of the cash remittance required hereby, the Optionee may (i) tender to the Company a number of Common Shares determined by the Optionee, the Fair Market Value of which at the tender date the Board determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise and is not greater than the Optionee's estimated total federal, state and local tax obligations associated with such exercise; or
(ii) request that the Company withhold a number of such Common Shares determined by the Optionee, the Fair Market Value of which at the exercise date the Board determines to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise and is not greater than the Optionee's estimated total federal, state and local tax obligations associated with such exercise.

         10. LEGEND ON STOCK CERTIFICATE. Unless a registration statement under the Securities Act is in effect as to shares purchased upon any exercise of the Option, all stock certificates representing Common Shares issued to the Optionee upon exercise of the Option shall have affixed thereto a legend substantially in the following form, in addition to any other legend required by applicable law or deemed necessary or advisable by the Company:

                  "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, or an opinion of counsel satisfactory to the Company to the effect that registration under such Act is not required."


         11. NONTRANSFERABILITY. Unless the Board provides otherwise, (i) no right or interest of Optionee in the Option may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of Optionee to any other party other than the Company or a Subsidiary, and (ii) the Option shall not be assignable or transferable by Optionee other than by will or the laws of descent and distribution.

         12. RIGHTS OF SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any Shares subject to the Option until the date of the issuance of a stock certificate with respect to such Shares. Except as otherwise expressly provided herein, no adjustment to the Option shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

         13. NO SPECIAL RIGHTS CREATED. Nothing contained in the Option or the Plan shall confer upon the Optionee any right with respect to the continuation of his status as an employee of the Company.

         14. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or by registered or certified mail, or facsimile, addressed to a party at the address set forth herein or at such other address as such party may designate by notice in accordance with this paragraph.

         15. GOVERNING LAW. This Option Agreement has been executed and delivered by the Company in the State of Arizona and shall be construed and enforced in accordance with the laws of such State.

         IN WITNESS WHEREOF, the Company has caused this Option Agreement to be executed by its duly authorized officer, and the Optionee has executed this Agreement, both as of the day and year first above written.


OPTIONEE:                                 WAVEPHORE, INC.



___________________________               By: _______________________________
David E. Deeds                                   R. Glenn Williamson,
                                                 Executive Vice President and
                                                 Chief Operating Officer

                              OPTION EXERCISE FORM

TO:                  WAVEPHORE, INC.
                     3311 North 44th Street
                     Phoenix, Arizona
                     Attention:  Secretary

RE:                  Notice of Intention to Exercise Option

         I am the Optionee under the Non Qualified Stock Option Agreement (the "Agreement") entered into with WavePhore, Inc. (the "Company"), dated October 12, 1998. Pursuant to such Agreement, I hereby provide you with official notice that I elect to exercise my Option to purchase the Company's Common Shares as follows:

            Number of Shares: ________________________________________

            Effective Date of Exercise: ______________________________

         I understand that payment for the Common Shares to be purchased by me pursuant to the exercise of the Option must be made on the effective date of exercise in accordance with the Agreement. I further understand and agree that the Company shall have the right to require me to remit to the Company in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to my exercise of the Option prior to the delivery of any certificate or certificates for such Shares.

         I understand that this election to exercise the Option is irrevocable once it is effective in accordance with the terms and conditions of the Plan.

         The certificate for the Shares should be delivered to me at the address listed below:

NAME OF OPTIONEE:

_______________________________________________________________________________
                            Please typewrite or print

ADDRESS:

_______________________________________________________________________________

_______________________________________________________________________________

SOCIAL SECURITY NUMBER:

_______________________________________________________________________________

DATED:______________, 19__                   __________________________________
                                                          Signature of Optionee